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                                                                   Exhibit 10.20

                                   AMENDMENT

THIS AMENDMENT, dated as of January 14, 1997 (herein called the "Amendment"), is entered into by and between TOLLGRADE COMMUNICATIONS, INC. (herein referred to "Tollgrade") and R. CRAIG ALLISON (herein referred to as the "Executive").

                             AMENDMENT TO AGREEMENT

WHEREAS, Tollgrade and the Executive entered into an Agreement effective dated the 13th day of December, 1995 governing certain benefits to be received by the Executive in the event his employment is terminated (herein referred to as the "Agreement"); and

WHEREAS, Tollgrade and the Executive desire to amend the Agreement upon the terms and conditions stated in this Amendment.

         NOW, THEREFORE, in consideration of the promises and the faithful performance of the mutual covenants herein contained, and intending to be legally bound hereby, Tollgrade and the Executive agree as follows:

1. Capitalized terms used herein and not otherwise defined in this Amendment shall have the meaning assigned to them in the Agreement.

2. The Agreement shall be amended such that the Executive's base salary, as specified in Section 2(b) of the Agreement, shall be increased to $180,000 per annum, effective as of the anniversary date of the Agreement.

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3.       Except as modified by this Amendment, the provisions of the Agreement will remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                        TOLLGRADE COMMUNICATIONS, INC.

                                        By: /s/ Sara M. Antol
                                           ---------------------------------
                                        Title: Chief Counsel and Secretary
                                              ------------------------------

                                            /s/ R. Craig Allison
                                           ---------------------------------
                                                R. Craig Allison

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                                   AMENDMENT

THIS AMENDMENT, dated as of January 14, 1997 (herein called the "Amendment"), is entered into by and between TOLLGRADE COMMUNICATIONS, INC. (herein referred to "Tollgrade") and CHRISTIAN L. ALLISON (herein referred to as the "Executive").

                             AMENDMENT TO AGREEMENT

WHEREAS, Tollgrade and the Executive entered into an Agreement effective dated the 13th day of December, 1995 governing certain benefits to be received by the Executive in the event his employment is terminated (herein referred to as the "Agreement"); and

WHEREAS, Tollgrade and the Executive desire to amend the Agreement upon the terms and conditions stated in this Amendment.

         NOW, THEREFORE, in consideration of the promises and the faithful performance of the mutual covenants herein contained, and intending to be legally bound hereby, Tollgrade and the Executive agree as follows:

1. Capitalized terms used herein and not otherwise defined in this Amendment shall have the meaning assigned to them in the Agreement.

2. The Agreement shall be amended such that the Executive's base salary, as specified in Section 2(b) of the Agreement, shall be increased to $180,000 per annum, effective as of the anniversary date of the Agreement.

3. Except as modified by this Amendment, the provisions of the Agreement will remain in full force and effect.


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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                       TOLLGRADE COMMUNICATIONS, INC.

                                       By: /s/ Sara M. Antol
                                          ---------------------------------
                                       Title: Chief Counsel and Secretary
                                             ------------------------------

                                           /s/ Christian L. Allison
                                          ---------------------------------
                                           Christian L. Allison


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